SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 07, 2004 (Date of earliest event reported)
TS&B Holdings Inc (Exact name of registrant as specified in its charter)
UT (State or other jurisdiction of incorporation)	333-74970 (Commission File Number)	30-0123229 (IRS Employer Indentification Number)
	7380 Sand Lake Rd (Address of principal executive offices)	32819 (Zip Code)
Registrant's telephone number, including area code: 407 649 8325

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of TS&B Holdings Inc dated January 07, 2004

Item 9. Regulation FD Disclosure

Company intends to file Form 54a with the SEC which is a Notice of Intent to be governed by the Investment Company Act of 1940.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 07, 2004	TS&B HOLDINGS INC By: /s/ Charles Giannetto Charles Giannetto CFO